Supplement dated July 27, 2010

to

Prospectuses dated May 3, 2010

This supplement is to accompany the prospectuses for variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York entitled “Corporate VUL.”

I. SURRENDER FEE

This supplement describes a Surrender fee we deduct from your policy value if you request a withdrawal from the policy or you surrender the policy (if such surrender is not subject to a Replacement fee) during the first 7 policy years. The Surrender fee is applicable only to policies issued with a Surrender Fee Endorsement, which we may also refer to as the “Early Termination Fee Endorsement.” We may also refer to the Surrender fee as the “Early Termination fee.”

We amend and restate the first paragraph under the “Summary of policy benefits – Surrender of the policy” section of your prospectus to read as follows:

You may surrender the policy in full at any time. If you do, we will pay you the policy value, less any outstanding policy debt, and less any Surrender fee that applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

We amend and restate the “Transaction Fees” table of your prospectus as follows:

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum deferred premium charge	Upon making a premium payment (charge deducted monthly over a ten year period beginning in the policy year following the premium payment)(1)	0.13% monthly for ten policy years for each premium payment

Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(2)

Replacement fee(3)	Upon a policy replacement or 1035 exchange for the first ten policy years

Minimum charge		$3.37 per $1,000 of Total Face Amount

Maximum charge		$37.69 per $1,000 of Total Face Amount

Charge for representative insured person		$12.60 per $1,000 of Total Face Amount

Surrender fee(4)	Upon a withdrawal or surrender of the policy (if such surrender is not subject to a Replacement fee) during the first 7 policy years

Minimum charge		$1.05 per $1,000 of Total Face Amount

Maximum charge		$14.63 per $1,000 of Total Face Amount

Charge for representative insured person		$2.88 per $1,000 of Total Face Amount

(1)	At the end of the first and every policy year thereafter, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then deducted monthly over ten policy years in 120 equal monthly amounts beginning in the policy year following the premium payment.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
(3)	A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under Section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which the replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and amounts of Base Face Amount and Supplemental Face Amount elected at issue. The maximum rate shown in the table is for a 70 year old male with all Base Face Amount. The minimum rate shown in the table is for a 20 year old female with 10% Base Face Amount and 90% Supplemental Face Amount. The representative insured person referred to in the table is for a 45 year old male with 50% Base Face Amount and 50% Supplemental Face Amount.
(4)	This fee is applicable only to policies issued with the Surrender Fee Endorsement. The fee deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the fee is applied or the Calculation Limit shown in your policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The minimum rate shown in the table is for a 20 year old female; the maximum rate is for a 90 year old male; and the rate for representative insured person referred to in the table is for a 45 year old male. The fees shown in the table are the amounts that would apply to a surrender in the first policy year assuming the premiums that have been paid are equal to the Calculation Limit in the first policy year. See “Description of charges at the policy level – Deductions from policy value” or contact your John Hancock representative for more information about whether this fee will be applicable to your policy.

We amend and restate the “Surrenders and withdrawals” section of your prospectus as follows:

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value, less any policy debt, and less any Surrender fee that applies (as described below). This is called your “net cash surrender value.” If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under Section 1035 of the Internal Revenue Code, there may also be a Replacement fee deducted from the net cash surrender value. Also, if your policy is issued with the Surrender Fee Endorsement, we will deduct a Surrender fee from the net cash surrender value if you surrender your policy during the first 7 policy years, provided the surrender is not subject to a Replacement fee (see “Surrender fee”). You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000. Also, if your policy is issued with the Surrender Fee Endorsement, there may be a pro-rata surrender fee deducted from your policy value (see “Surrender fee”).

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

We amend the “Description of charges at the policy level – Deductions from policy value” section of your prospectus by adding the following disclosure:

Surrender fee – In states where approved, we will automatically issue the Surrender Fee Endorsement with all new policies described in this prospectus that we determine according to our underwriting standards present a heightened risk of early termination. These standards will be (i) designed to identify cases that expose us to potential increased costs resulting from early surrenders or withdrawals, (ii) will be uniformly applied and reasonable, and (iii) will not unfairly discriminate against any purchaser. For example, we will take into account factors such as the nature of the purchaser (individual or corporate), the size and business type of any corporate purchaser, and the purposes for which the insurance is being purchased.

If your policy is issued with the Surrender Fee Endorsement, we will assess a fee upon the surrender of your policy during the first 7 policy years (if such surrender is not subject to a Replacement fee). The charge deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the charge is applied or the Calculation Limit shown in your policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The percentage applied is dependent upon the policy year during which the transaction occurs.

For example, assume a policy owner with the Surrender Fee Endorsement requests a full surrender in policy year 5, where the Calculation Limit equals $60,000, the total premiums paid to date equals $50,000 and the applicable Surrender fee percentage for policy year 5 is 3%. The resulting Surrender fee for the full surrender will equal $1,500 (3% multiplied by the lesser of $60,000 or $50,000). No Replacement fee is assessed.

A pro-rata portion of the Surrender fee will be deducted upon a request for a withdrawal during the first 7 policy years. The pro-rata Surrender fee is equal to the Surrender fee at the time of the withdrawal multiplied by the ratio of (a) divided by (b); where (a) and (b) equal the following:

(a) is the lesser of:

(1)	the amount of the withdrawal currently being taken, or

(2)	the excess, if any, of the sum of all premiums paid to date at the time of the withdrawal, minus the sum of all withdrawals previously taken; and

(b) is the sum of all premiums paid to date at the time of the withdrawal.

The sum of all pro-rata Surrender fees applicable to withdrawals will never exceed the amount of the Surrender fee at the time of the withdrawal. We will deduct any applicable pro-rata Surrender fee in the same manner that we deduct monthly deductions. If a Replacement fee will be deducted with respect to the surrender of this policy, any pro-rata portion of the Surrender fee which has been deducted during the first 7 policy years will be subtracted from the amount of the Replacement fee which would otherwise be deducted.

For example, assume a policy owner with the Surrender Fee Endorsement has taken a withdrawal for which we assessed a pro-rata Surrender fee of $1,000. If the policy is later replaced or exchanged after the Surrender fee charge period, and the applicable Replacement fee is determined to be $3,000, then we would assess a reduced Replacement fee equal to $2,000 ($3000-$1000).

II. ALLOCATIONS AND TRANSFERS

For policies issued with the “Allocations and Transfers Endorsement,” this supplement describes the yearly maximum for:

i) combined premium and transfers of policy value to the fixed account(s) and ii) transfers of policy value to or from an investment account.

We amend the “The fixed account” and “Premiums – Maximum premium payment” sections of your prospectus by adding the following disclosure:

In states where approved, we will automatically issue all new policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value that may be allocated and/or transferred to all fixed account(s) under your policy (and certain other policies), as described under the “Policy value – Transfers of existing policy value” section of your prospectus.

We amend the “Policy Value – Transfers of existing policy value” section of your prospectus by adding the following disclosure:

Yearly maximum for allocations and transfers to the fixed account(s)

In states where approved, we will automatically issue all new policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value under your policy (and certain other policies) that may be allocated and/or transferred to all fixed account(s) to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any excess over such limit will be allocated or transferred to your other investment accounts according to your most recent allocation instructions. Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction.

Yearly maximum for transfers to and from an investment account

In states where approved, we will automatically issue all new policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the amount of policy value under your policy (and certain other policies) that may be transferred to or from an investment account to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction.

All other terms and conditions, including transfer restrictions, described in your policy and prospectus remain unchanged.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus. You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

CVUL Prod Supp 7/2010